Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENTAL – MARCH 31, 2019

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
7	Corporate Profile
8	Contact Information
9	Important Notes Including Non-GAAP Disclosures
11	Consolidated Balance Sheets
12	Consolidated Statements of Operations for the Three Months Ended March 31, 2019
13	Same Property Net Operating Income
14	Net Operating Income and EBITDA by Quarter
15	Funds from Operations for the Three Months Ended March 31, 2019
16	Adjusted Funds From Operations and Other Financial Information for the Three Months Ended March 31, 2019
17	Summary Income Statement
18	Joint Venture Summary as of March 31, 2019
19	Summary of Outstanding Debt as of March 31, 2019
20	Maturity Schedule of Outstanding Debt as of March 31, 2019
22	Key Debt Metrics
23	Top 25 Tenants by Annualized Base Rent
24	Retail Leasing Spreads
25	Lease Expirations
26	Development and Redevelopment Projects
27	2019 Transactions
28	Geographic Diversification – Annualized Base Rent by Region and State
29	Operating Retail Portfolio Summary Report
34	Operating Office Properties and Other
35	Components of Net Asset Value
36	Earnings Guidance – 2019

p. 2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

PRESS RELEASE

Contact Information: Kite Realty Group Trust
Jason Colton
SVP, Capital Markets & Investor Relations
317.713.2762
jcolton@kiterealty.com

Kite Realty Group Trust Makes Significant Progress on Disposition Program and
Reports First Quarter 2019 Operating Results

Indianapolis, Indiana, May 6, 2019 - Kite Realty Group Trust (NYSE:KRG) (“KRG”) reported today its operating results for the first quarter ended March 31, 2019.
“We are off to a strong start in 2019 and our team is swiftly executing on our full year operational and transactional objectives,” said Chairman and Chief Executive Officer, John A. Kite. “We had an extremely productive quarter on the leasing front, executing 95 deals for approximately 642,000 square feet, which is more than a 30% increase in GLA volume compared to Q4 2018. As for our disposition efforts, we have closed $135 million to date and have made significant strides toward our goal of generating between $350 - 500 million of sales before year end. Demand for our non-core assets has been encouraging and we are pleased with the depth and diversity of our buyer pools.”
Financial Highlights

▪	Realized net income attributable to common shareholders of $5.7 million, or $0.07 per common share

▪	Generated Funds from Operations of the Operating Partnership (FFO) of $38.2 million, or $0.44 per diluted common share

▪	Increased Same-Property Net Operating Income (NOI) by 1.8%

Portfolio Operations

▪	Retail leased percentage is 95.0%, an increase of 40 basis points sequentially

▪	Anchor leased percentage is 96.7%, an increase of 50 basis points sequentially

▪	Small shop leased percentage is 91.6%, an increase of 40 basis points sequentially

▪	Annualized base rent (ABR) for the operating retail portfolio is $17.16, an increase of nearly 2% sequentially

▪	Executed 95 new and renewal leases, representing a total of 642,105 square feet, which includes 6 big box leases representing approximately 200,000 square feet

▪	GAAP leasing spreads of 63.3% (58.2% cash basis) on 17 comparable new leases, 1.0% (-3.2% cash basis) on 57 comparable renewals and 10.2% (5.6% cash basis) on a blended basis.

▪	Excluding the impact of certain strategic leases, blended GAAP spreads would have been 17.6% (12.4% cash basis).

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

Transactions

▪	Sold 1 non-core asset for $13.5 million

▪	Subsequent to quarter end, sold an additional 4 non-core assets for $121.3 million for total sales to date of $134.8 million

▪	Placed under contract an additional $162.4 million in dispositions

▪	Acquired the Pan Am Parking Garage in Indianapolis, IN for $29.5 million

Balance Sheet
KRG currently has only a single $20.7 million mortgage maturing through 2020, and as of March 31st, the debt portfolio had a weighted average maturity of 5.5 years and a weighted average interest rate of 4.09%.

As of March 31, 2019, KRG’s net-debt-to-EBITDA ratio was 6.9x. Factoring in the asset sales and corresponding debt paydown subsequent to quarter end, KRG’s proforma net-debt-to-EBITDA is 6.6x.

Guidance
KRG is reiterating previously provided guidance of 2019 FFO between $1.66 - $1.76 per share.

	Low	High
2018 FFO	$2.00	$2.00
Previously Disclosed 2018 FFO Walk Down
2018 Dispositions	(0.05)	(0.05)
Lease Accounting Rules	(0.06)	(0.06)
Interest Expense	(0.03)	(0.03)
One-Time Income Items [1]	(0.09)	(0.09)
Lease Termination & Other Revenue	(0.03)	—
Subtotal	(0.25)	(0.22)

2019 Items:
Same Store NOI [2] (1.25% - 2.25%)	0.03	0.05
G&A	(0.02)	(0.01)
Subtotal - 2019 Items	0.01	0.04

2019 FFO - Pre-Dispositions	1.76	1.82

2019 Disposition Net Impact [3,4]	(0.10)	(0.06)

FFO - Guidance	$1.66	$1.76

2019 Disposition Net Impact Annualized [4,5]	(0.29)	(0.20)

(1) Relates to Eddy Street Commons development fee and cash and non-cash impact of Toys 'R Us bankruptcy. Also includes ($0.03) from business interruption income
(2) Includes $0.03 from executed anchor leases commencing in 2019.
(3) Disposition NOI less anticipated interest savings based on weighted-average sale date of August 31, 2019.
(4) Low end of range assumes $500 million in proceeds while high end of range assumes $350 million in proceeds.
(5) Annualized 2019 disposition NOI less annualized anticipated interest savings.

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Tuesday, May 7, 2019, at 10:00 a.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 9359366). In addition, a webcast replay link will be available on the corporate website.
About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to tenants in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

Safe Harbor
Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook; the risk that KRG may not be able to successfully complete the planned dispositions on favorable terms - or at all; financing risks, including the availability of, and costs associated with, sources of liquidity; KRG’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which KRG operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; KRG’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property KRG owns; the impact of online retail competition and the perception that such competition has on the value of shopping center assets; risks related to the geographical concentration of KRG’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. KRG refers you to the documents filed by KRG from time to time with the SEC, specifically the section titled “Risk Factors” in KRG’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which discuss these and other factors that could adversely affect KRG’s results. KRG undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of March 31, 2019, we owned interests in 111 operating and redevelopment properties totaling approximately 21.8 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of March 31, 2019

	# of Properties	Total GLA /NRA	Owned GLA /NRA[2]
Operating Retail Properties [1]	103	20,399,078	14,537,134
Operating Office Properties and Other	4	498,242	498,242
Redevelopment Properties	4	900,221	635,518
Total Operating and Redevelopment Properties	111	21,797,541	15,670,894
Development Projects	1	530,000	8,500
Total All Properties	112	22,327,541	15,679,394
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage[2]	95.0%	97.7%	95.1%
States			19

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Includes the Beechwood Promenade and Lakewood Promenade operating properties, which are held for sale as of March 31, 2019.
2	Excludes square footage of structures located on land owned by the company and ground leased to tenants and adjacent non-owned anchors.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Jason Colton	Robert W. Baird & Co.	DA Davidson
Senior Vice President, Capital Markets and IR	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 713-2762	Bank of America/Merrill Lynch	KeyBanc Capital Markets
jcolton@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Transfer Agent:	jeff.spector@baml.com	tthomas@keybanccm.com
	craig.schmidt@baml.com	jsadler@keybanccm.com
Broadridge Financial Solutions
Ms. Kristen Tartaglione	Barclays	Raymond James
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	Mr. Paul Puryear/Mr. Collin Mings
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	(727) 567-2253/(727) 567-2585
(201) 714-8094	ross.smotrich@barclays.com	paul.puryear@raymondjames.com
	linda.tsai@barclays.com	collin.mings@raymondjames.com
Stock Specialist:
	BTIG	Sandler O’Neill
GTS	Mr. Michael Gorman	Mr. Alexander Goldfarb
545 Madison Avenue	(212) 738-6138	(212) 466-7937
15th Floor	mgorman@btig.com	agoldfarb@sandleroneill.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Wells Fargo Securities, LLC
	Mr. Christopher Lucas	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(571) 633-8151	(617) 603-4262/(443) 263-6568
	christopher.lucas@capitalone.com	jeff.donnelly@wellsfargo.com
tamara.fique@wellsfargo.com
Citigroup Global Markets
Mr. Michael Bilerman/Ms. Christy McElroy
(212) 816-1383/(212) 816-6981
michael.bilerman@citigroup.com
christy.mcelroy@citigroup.com

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-Q for the quarter ended March 31, 2019 to be filed on or about May 7, 2019, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the actual and perceived impact of online retail on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2018, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (calculcated in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended March 31, 2019, the Company excluded four redevelopment properties and four recently completed redevelopments from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	March 31, 2019	December 31, 2018
Assets:
Investment properties, at cost	$3,581,911	$3,641,120
Less: accumulated depreciation	(697,660)	(699,927)
	2,884,251	2,941,193
Cash and cash equivalents	28,357	35,376
Tenant and other receivables, including accrued straight-line rent of $30,945 and $31,347, respectively	55,432	58,059
Restricted cash and escrow deposits	23,604	10,130
Deferred costs and intangibles, net	92,827	95,264
Prepaid and other assets	41,080	12,764
Investments in unconsolidated subsidiaries	13,283	13,496
Assets held for sale	64,343	5,731
Total Assets	$3,203,177	$3,172,013
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,602,603	$1,543,301
Accounts payable and accrued expenses	61,868	85,934
Deferred revenue and other liabilities	102,478	83,632
Liabilities of assets held for sale	2,408	—
Total Liabilities	1,769,357	1,712,867
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	46,298	45,743
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,910,408 and 83,800,886 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	839	838
Additional paid in capital	2,078,104	2,078,099
Accumulated other comprehensive loss	(8,427)	(3,497)
Accumulated deficit	(683,692)	(662,735)
Total Kite Realty Group Trust Shareholders’ Equity	1,386,824	1,412,705
Noncontrolling Interests	698	698
Total Equity	1,387,522	1,413,403
Total Liabilities and Equity	$3,203,177	$3,172,013

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended March 31,
	2019	2018
Revenue:
Rental income	$82,358	$87,623
Other property related revenue	1,055	778
Fee income	102	1,362
Total revenue	83,515	89,763
Expenses:
Property operating	11,431	12,470
Real estate taxes	10,206	10,754
General, administrative, and other	6,777	5,945
Depreciation and amortization	34,635	38,556
Impairment charges	4,077	24,070
Total expenses	67,126	91,795
Gain on sale of operating properties, net	6,587	500
Operating income (loss)	22,976	(1,532)
Interest expense	(16,459)	(16,337)
Income tax benefit of taxable REIT subsidiary	82	23
Equity in loss of unconsolidated subsidiary	(427)	—
Other expense, net	(184)	(151)
Net income (loss)	5,988	(17,997)
Net (income) loss attributable to noncontrolling interests	(273)	80
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$5,715	$(17,917)

Income (loss) per common share - basic and diluted	$0.07	$(0.21)

Weighted average common shares outstanding - basic	83,843,681	83,629,669
Weighted average common shares outstanding - diluted	84,034,097	83,629,669
Cash dividends declared per common share	$0.3175	$0.3175

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended March 31,
	2019	2018	% Change
Number of properties for the quarter[1]	100	100

Leased percentage at period end	95.0%	94.7%
Economic Occupancy percentage[2]	92.2%	93.2%

Minimum rent	$57,145	$56,545
Tenant recoveries	16,577	16,208
Bad debt	(564)	(353)
Other income	383	292
	73,541	72,692

Property operating expenses	(8,888)	(9,098)
Real estate taxes	(9,541)	(9,460)
	(18,429)	(18,558)
Same Property NOI[3]	$55,112	$54,134	1.8%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$55,112	$54,134
Net operating income - non-same activity[4]	6,766	12,405
Other expense, net	(529)	(128)
General, administrative and other	(6,777)	(5,945)
Impairment charges	(4,077)	(24,070)
Depreciation and amortization expense	(34,635)	(38,556)
Interest expense	(16,459)	(16,337)
Gains on sales of operating properties	6,587	500
Net (income) loss attributable to noncontrolling interests	(273)	80
Net income (loss) attributable to common shareholders	$5,715	$(17,917)

____________________
1
Same Property NOI excludes (i) The Corner, Courthouse Shadows, Glendale Town Center, and Hamilton Crossing redevelopments, (ii) the recently completed Beechwood Promenade, City Center, Fishers Station, and Rampart Commons redevelopments and (iii) office properties.

2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles, fee income and significant prior period expense recoveries and adjustments, if any.

4	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool including properties sold during both periods.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

NET OPERATING INCOME AND EBITDA BY QUARTER

($ in thousands)
	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Revenue:
Minimum rent[1]	$63,999	$64,764	$66,577	$69,280	$69,073
Tenant reimbursements	18,142	17,558	18,185	17,664	18,373
Other property related revenue	359	3,091	333	3,270	326
Overage rent	217	830	87	100	148
Parking revenue, net[2]	243	170	82	83	67
	82,960	86,413	85,264	90,397	87,987
Expenses:
Property operating - Recoverable[3]	9,764	10,018	9,894	9,959	10,235
Property operating - Non-Recoverable[3]	1,387	2,888	1,978	2,413	1,984
Real estate taxes	10,032	9,861	11,047	10,265	10,591
	21,183	22,767	22,919	22,637	22,810
Net Operating Income - Properties	61,777	63,646	62,345	67,760	65,177

Other (Expenses) Income:
General, administrative, and other	(6,777)	(4,957)	(4,865)	(5,553)	(5,945)
Fee income	102	93	105	963	1,362
	(6,675)	(4,864)	(4,760)	(4,590)	(4,583)
Earnings Before Interest, Taxes, Depreciation and Amortization	55,102	58,782	57,585	63,170	60,594

Impairment charge	(4,077)	(31,513)	—	(14,777)	(24,070)
Depreciation and amortization	(34,635)	(36,299)	(36,858)	(40,451)	(38,556)
Interest expense	(16,459)	(17,643)	(16,058)	(16,746)	(16,337)
Equity in loss of unconsolidated subsidiaries	(427)	(303)	—	—	—
Income tax benefit of taxable REIT subsidiary	82	150	27	28	23
Other expense, net	(184)	(158)	(379)	(115)	(151)
Gains (loss) on sales of operating properties	6,587	(4,725)	—	7,829	500
Net income (loss)	5,988	(31,709)	4,317	(1,062)	(17,997)
Less: Net (income) loss attributable to noncontrolling interests	(273)	488	(379)	(304)	80
Net income (loss) attributable to Kite Realty Group Trust	$5,715	$(31,221)	$3,938	$(1,366)	$(17,917)

NOI/Revenue	74.5%	73.7%	73.1%	75.0%	74.1%
Recovery Ratios[4]
- Retail Properties	93.9%	90.7%	89.3%	89.7%	90.5%
- Consolidated	91.6%	88.3%	86.8%	87.3%	88.2%

____________________
1
Minimum rent includes $5.1 million in ground lease-related revenue for the three months ended March 31, 2019. In addition, minimum rent includes $0.1 million of lease termination income for the three months ended March 31, 2019.

2	Parking revenue, net represents the net operating results of the Eddy Street Parking Garage, the Union Station Parking Garage, and the Pan Am Plaza Parking Garage.
3
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.4 million) allocable to the property operations in the three months ended March 31, 2019, a portion of which is recoverable. Non-recoverable expenses primarily include ground rent, professional fees, and marketing costs.

4	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended March 31,
	2019	2018
Funds From Operations ("FFO")
Consolidated net income (loss)	$5,988	$(17,997)
Less: net income attributable to noncontrolling interests in properties	(132)	(351)
Less: gain on sales of operating properties	(6,587)	(500)
Add: impairment charges	4,077	24,070
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	34,896	38,278
FFO of the Operating Partnership[1]	38,242	43,500
Less: Limited Partners' interests in FFO	(918)	(1,022)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$37,324	$42,478
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.45	$0.51
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.44	$0.51

Weighted average common shares outstanding - basic	83,843,681	83,629,669
Weighted average common shares outstanding - diluted	84,034,097	83,668,918
Weighted average common shares and units outstanding - basic	85,912,080	85,642,329
Weighted average common shares and units outstanding - diluted	86,102,496	85,681,578

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net income (loss)	$0.07	$(0.21)
Less: net income attributable to noncontrolling interests in properties	—	—
Less: gain on sales of operating properties	(0.08)	(0.01)
Add: impairment charges	0.04	0.28
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.41	0.45
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.44	$0.51

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended March 31,
	2019	2018
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, as adjusted, of the Operating Partnership	$38,242	$43,500
Add:
Depreciation of non-real estate assets	177	277
Amortization of deferred financing costs	669	660
Non-cash compensation expense	1,284	1,186
Less:
Straight-line rent - minimum rent	566	951
Straight-line rent - common area maintenance	109	—
Market rent amortization income	1,046	2,576
Amortization of debt premium	547	990
Capital expenditures[1]:
Maintenance capital expenditures[2]	351	721
Revenue enhancing tenant improvements – retail	2,372	2,793
Revenue enhancing tenant improvements – office	—	—
External lease commissions	449	450
Total AFFO of the Operating Partnership	$34,932	$37,142

Other Financial Information:
Scheduled debt principal payments	$1,159	$1,530
Capitalized interest cost	$462	$434
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	$66,245	$76,600

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects.
2	A portion of these capital improvements are reimbursed by tenants and are revenue producing.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

SUMMARY INCOME STATEMENT AND LEASE ACCOUNTING IMPACT

($ in thousands)
	Three Months Ended March 31,
	2019	2018	% Change

Same Property Revenue	$73,541	$72,692	1.2%
Same Property Expenses	(18,429)	(18,558)	0.7%
Same Property Net Operating Income	55,112	54,134	1.8%

Redevelopment Revenue	7,072	6,485	9.1%
Redevelopment Expenses	(2,522)	(2,352)	(7.2)%
Redevelopment Net Operating Income	4,550	4,133	10.1%

Non-Same Property Net Operating Income	112	(185)	160.5%
Sold Assets Net Operating Income	193	3,460	(94.4)%
Non-Cash & Other Non-Recurring Net Operating Income	1,810	3,635	(50.2)%
Net Operating Income	61,777	65,177	(5.2)%

General and Administrative Expense	(6,777)	(5,945)	(14.0)%
Fee income	102	1,362	(92.5)%
EBITDA	55,102	60,594	(9.1)%

Interest Expense	(16,459)	(16,337)	(0.7)%
Other expense	(401)	(757)	47.0%
Funds From Operations	38,242	43,500	(12.1)%

Non-Cash Items	(138)	(2,394)	94.2%
Capital Expenditures	(3,172)	(3,964)	20.0%
Adjusted Funds From Operations	$34,932	$37,142	(6.0)%

FFO, per share of the Operating Partnership - diluted	$0.44	$0.51	(13.7)%

Impact of New Lease Guidance Implementation
Balance Sheet Impact	Amount	Account
Right of Use Asset	$27,074	Prepaid and Other Assets
Lease Liabilities	$27,315	Deferred Revenue and Other Liabilities

Income Statement Impact	Amount	Account
Internal and third party leasing and legal costs not directly incremental to a lease execution	$1,216	General & Administrative Expense

Straight-line rent - common area maintenance	$109	Rental Income

Revenues deemed uncollectible - Q1 2019	$751	Rental Income
Bad debt expense - Q1 2018	$458	Property Operating Expense

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

JOINT VENTURE SUMMARY - MARCH 31, 2019

($ in thousands)

CONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	Partner Economic Ownership Interest [1]	Partner Share of Debt	Partner Share of Annual Income
Individual Investors	45,920	$149,295	$56,370	2.0% - 15.0%	$1,127	$528

UNCONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	KRG Economic Ownership Interest	KRG Share of Debt	KRG Investment	KRG Share of Quarterly EBITDA	KRG Share of Quarterly EBITDA Annualized
Nuveen	416,877	$104,414	$51,890	20%	$10,378	$9,633	$310	$1,240
Individual Investors	152,460	46,254	33,481	35%	11,718	3,650	(38)	(152)
Total	569,337	$150,668	$85,371		$22,096	$13,283	$272	$1,088

____________________
1	Economic ownership % represents the partner's share of cash flow.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

SUMMARY OF OUTSTANDING DEBT AS OF MARCH 31, 2019

($ in thousands)
TOTAL OUTSTANDING DEBT [1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,474,900	91%	4.09%	5.4
Variable Rate Debt	132,711	8%	4.14%	6.3
Net Debt Premiums and Issuance Costs, Net	(5,008)	N/A	N/A	N/A
Total Consolidated Debt	1,602,603	99%	4.11%	5.5
KRG Share of Unconsolidated Debt	22,097	1%	3.82%	7.1
Total	$1,624,700	100%	4.09%	5.5

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2019	$3,878	$—	$—	3,878	$—	3,878
2020	5,395	20,700	—	26,095	100	26,195
2021	4,626	159,875	95,000	259,501	245	259,746
2022	1,112	205,208	—	206,320	258	206,578
2023	806	181,940	200,600	383,346	270	383,616
2024	854	—	—	854	10,846	11,700
2025	904	16,941	330,000	347,845	—	347,845
2026 And Beyond	4,672	100	375,000	379,772	10,378	390,150
Net Debt Premiums and Issuance Cost, Net	(5,008)	—	—	(5,008)	—	(5,008)
Total	$17,239	$584,764	$1,000,600	$1,602,603	$22,097	$1,624,700

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of March 31, 2019, $391.2 million in variable rate debt is hedged for a weighted average 2.6 years.

2
This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility. The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.

($ In millions)
$400
$300
$200
$100
$0
95.0
105.6
181.9
95.0
165.5
212.0
20.7
11.7
80.0
16.9
300.0
75.0
250.0
10.4
10.0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2030
Mortgage Debt
Unconsolidated
Line of Credit
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2019

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of March 31, 2019	% of Total Outstanding

2019 Debt Maturities			—	—%

Lake City Commons/12th Street Plaza/University Town Center II	5.70%	9/1/2020	20,700
2020 Debt Maturities			20,700	1.3%

Waxahachie Crossing	5.55%	3/1/2021	7,750
International Speedway Square	5.77%	4/1/2021	18,546
Lima Marketplace	5.80%	4/1/2021	8,383
Bell Oaks Centre	5.59%	4/1/2021	6,548
Northcrest Shopping Center	5.48%	5/1/2021	15,780
University Town Center	5.48%	6/1/2021	18,690
Village at Bay Park	5.58%	6/1/2021	9,183
Silver Springs Pointe	5.03%	7/1/2021	8,800
Lake Mary Plaza	5.10%	7/1/2021	5,080
Unsecured Term Loan [2]	LIBOR + 130	7/28/2021	95,000
Bayport Commons	5.44%	9/1/2021	11,604
Eddy Street Commons	5.44%	9/1/2021	22,545
Four Property Pool Loan	5.44%	9/1/2021	32,587
2021 Debt Maturities			260,496	16.0%

Centre at Panola, Phase I	6.78%	1/1/2022	1,244
Delray Marketplace [3]	LIBOR + 160	2/5/2022	56,370
Palm Coast Landing	5.00%	3/1/2022	21,838
Bayonne Crossing	4.33%	4/1/2022	43,537
Saxon Crossing	4.65%	7/1/2022	11,400
Merrimack Village Center	4.36%	7/6/2022	5,445
Shops at Moore	4.29%	9/1/2022	21,300
Shops at Julington Creek	4.60%	9/1/2022	4,785
Centre Point Commons	4.34%	10/1/2022	14,410
Miramar Square	4.16%	12/1/2022	31,625
2022 Debt Maturities			211,954	13.0%

Centennial Gateway / Eastgate	3.81%	1/1/2023	44,385
Centennial Center	3.83%	1/6/2023	70,455
Eastern Beltway	3.83%	1/6/2023	34,100
The Corner	4.1%	3/1/2023	14,750
Chapel Hill	3.78%	4/1/2023	18,250
Unsecured Credit Facility [2,5]	LIBOR + 115	4/22/2023	105,600
Senior Unsecured Note	4.23%	9/10/2023	95,000
2023 Debt Maturities			382,540	23.5%

2024 Debt Maturities			—	—%

Thirty South	LIBOR + 150	6/30/2025	16,941
Senior Unsecured Note	4.47%	9/10/2025	80,000
2025 Debt Maturities			96,941	5.9%

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF MARCH 31, 2019 (CONTINUED)

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of March 31, 2019	% of Total Outstanding

Senior Unsecured Note	4.00%	10/1/2026	300,000
Senior Unsecured Note	4.57%	9/10/2027	75,000
Unsecured Term Loan [6]	LIBOR + 200	10/24/2028	250,000
Rampart Commons	5.73%	6/10/2030	9,980
2026 And Beyond Debt Maturities			634,980	39.0%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS			(5,008)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET			$1,602,603	98.6%

Unconsolidated Debt
Embassy Suites at University of Notre Dame	LIBOR + 250	7/1/2024	11,719
Nuveen [4]	4.09%	7/1/2028	10,378
TOTAL UNCONSOLIDATED DEBT			22,097	1.4%
TOTAL CONSOLIDATED AND UNCONSOLIDATED DEBT			$1,624,700	100.0%

____________________
1	At March 29, 2019, one-month LIBOR was 2.49%.
2	The Company has 92 unencumbered properties of which 87 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
4	Properties are held in joint ventures. See Joint Venture Summary on page 18 for additional detail.
5	Assumes Company exercises its option to extend the maturity date by one year
6	Assumes Company exercises three one year options to extend the maturity date by three years

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

KEY DEBT METRICS

UNSECURED PUBLIC DEBT COVENANTS
	March 31, 2019	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	41.9%	<60%

Secured Debt to Undepreciated Assets	16%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	248%	>150%

Debt Service Coverage	3.3x	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$28,357
Availability under unsecured credit facility	421,175
	$449,532

Unencumbered NOI as a % of Total NOI	63%

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

NET DEBT TO EBITDA
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,628,581
Less: Cash, Cash Equivalents, and Restricted Cash		(52,624)
Less: Pro-forma adjustment [1]		(27,200)
		$1,548,757
Q1 2019 EBITDA, Annualized:
- Consolidated EBITDA	$220,404
- Unconsolidated EBITDA	1,088
- Pro-forma adjustments [2]	2,937
- Minority Interest EBITDA [3]	(528)	223,901
Ratio of Company Share of Net Debt to EBITDA		6.9x

____________________
1	Relates to timing of quarterly dividend payment being made prior to quarter-end resulting in two payments during the quarter.
2	Relates to annualized EBITDA for properties sold and acquired during the quarter and for seasonality with other property related revenue.
3	See page 18 for details

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of March 31, 2019
($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2019.

	Number of Stores						Credit Ratings
Tenant (# Stores)	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Annualized Base Rent[3,4]	Annualized Base Rent per Sq. Ft.[4]	% of Total Portfolio Annualized Base Rent[4]	S&P	Moody's
Publix Super Markets, Inc.	14	—	670,665	$6,739	$10.05	2.6%	N/A	N/A
The TJX Companies, Inc.[5]	20	2	650,156	6,517	10.68	2.5%	A+	A2
Ross Stores, Inc.	16	1	478,766	5,328	11.61	2.0%	A+	A3
PetSmart, Inc.	16	1	351,648	5,172	15.23	2.0%	CCC	N/A
Bed Bath & Beyond, Inc.[6]	16	2	473,319	4,945	11.27	1.9%	B+	Baa3
Lowe's Companies, Inc.	4	—	—	4,190	6.44	1.6%	BBB+	Baa1
Ascena Retail Group[7]	32	—	198,882	3,908	19.65	1.5%	B-	B1
Michaels Stores, Inc.	13	1	296,540	3,694	13.05	1.4%	BB-	N/A
Dick's Sporting Goods, Inc.[8]	7	—	340,502	3,647	10.71	1.4%	N/A	N/A
LA Fitness	5	—	208,209	3,624	17.41	1.4%	N/A	N/A
Nordstrom Rack	5	1	197,797	3,559	20.69	1.4%	BBB+	Baa1
Office Depot (8) / Office Max (4)	12	—	245,455	3,254	13.26	1.2%	B	Ba3
Best Buy Co., Inc.	6	—	213,604	3,122	14.61	1.2%	BBB	Baa1
Kohl's Corporation	5	—	184,516	3,027	7.06	1.2%	BBB-	Baa2
National Amusements	1	—	80,000	2,953	36.92	1.1%	B+	B1
Petco Animal Supplies, Inc.	12	—	167,455	2,819	16.83	1.1%	N/A	N/A
Burlington Stores, Inc.	4	—	303,400	2,806	9.25	1.1%	BB+	N/A
The Gap[9]	13	—	194,725	2,743	14.09	1.0%	BB+	Baa2
Walmart Stores, Inc.[10]	5	—	—	2,652	3.27	1.0%	AA	Aa2
Mattress Firm Holdings Corp (15) / Sleepy's (4)	19	—	87,585	2,336	26.67	0.9%	N/A	N/A
DSW Inc.	8	1	175,133	2,214	13.87	0.8%	N/A	N/A
Hobby Lobby Stores, Inc.	5	—	271,254	2,190	8.07	0.8%	N/A	N/A
Ulta Beauty, Inc.	10	2	127,459	2,166	19.55	0.8%	N/A	N/A
Stein Mart, Inc.	8	1	307,222	2,143	7.61	0.8%	N/A	N/A
The Kroger Co.[11]	3	—	60,268	2,099	9.19	0.8%	BBB	Baa1
TOTAL	259	12	6,284,560	$87,848	$11.03	33.2%

1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3
Annualized base rent represents the monthly contractual rent for March 31, 2019 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.

4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (13), Marshalls (6) and HomeGoods (3).
6	Includes Bed Bath and Beyond (10), Buy Buy Baby (4) Christmas Tree Shops, (1) and Cost Plus World Market (3).
7	Includes Ann Taylor (5), Catherines (1), Dress Barn (11), Lane Bryant (7), Justice Stores (4) and Maurices (4).
8	Includes Dick's Sporting Goods (6) and Golf Galaxy (1).
9	Includes Old Navy (12) and Athleta (1).
10	Includes Sam's Club.
11	Includes Kroger (1), Harris Teeter (1), and Smith's (1).

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4]	Cash Rent Spread	GAAP Rent Spread[5]	TI, LL Work, Lease Commissions PSF[6]
New Leases - Q1, 2019	33	166,518	17	96,698	$11.83	$18.71	58.2%	63.3%
New Leases - Q4, 2018	33	202,555	19	170,995	15.11	17.48	15.7%	25.3%
New Leases - Q3, 2018	33	108,108	20	46,786	24.34	26.88	10.4%	30.2%
New Leases - Q2, 2018	32	123,379	17	30,480	25.90	31.88	23.1%	39.5%
Total	131	600,560	73	344,959	$16.40	$20.37	24.2%	36.2%	$59.45

Renewals - Q1, 2019	62	475,587	57	455,410	$15.10	$14.62	(3.2)%	1.0%
Renewals - Q4, 2018	43	268,312	43	268,312	16.23	17.44	7.5%	12.4%
Renewals - Q3, 2018	60	337,500	60	337,500	18.69	19.40	3.8%	8.6%
Renewals - Q2, 2018	49	233,517	49	233,517	20.32	21.98	8.2%	13.7%
Total	214	1,314,916	209	1,294,739	$17.21	$17.78	3.3%	8.1%	$0.51

Total - Q1, 2019	95	642,105	74	552,108	$14.53	$15.34	5.6%	10.2%
Total - Q4, 2018	76	470,867	62	439,307	15.79	17.45	10.5%	17.2%
Total - Q3, 2018	93	445,608	80	384,286	19.37	20.31	4.9%	11.4%
Total - Q2, 2018	81	356,896	66	263,997	20.96	23.13	10.3%	16.3%
Total	345	1,915,476	282	1,639,698	$17.04	$18.32	7.5%	13.5%	$12.91

________________
1
Comparable space leases on this report are included for second generation retail spaces. Comparable leases represent those leases for which there was a former tenant within the last 12 months. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, and ground leases are excluded.

2	Comparable renewals exclude terms shorter than two years.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.
4	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
5	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
6	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the redevelopment pipeline.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

LEASE EXPIRATIONS

As of March 31, 2019

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of March 31, 2019.

		Expiring GLA[2]					Expiring Annualized Base Rent per Sq. Ft.[3]
	Number of Expiring Leases[1]	Shop Tenants	Anchor Tenants	Office and Other Tenants	Expiring Annualized Base Rent (Pro-rata)	% of Total Annualized Base Rent (Pro-rata)	Shop Tenants	Anchor Tenants	Office and Other Tenants	Total
2019	119	242,685	132,980	—	$7,697,889	3.2%	$25.56	$12.22	$—	$20.77
2020	231	474,159	1,170,607	13,311	25,022,731	10.3%	25.02	11.16	19.25	15.15
2021	300	677,125	1,123,223	7,799	29,688,479	12.2%	25.28	11.27	25.35	16.52
2022	305	653,515	1,281,840	65,020	34,311,619	14.1%	26.31	12.43	19.55	17.18
2023	328	732,626	1,483,146	129,935	42,601,506	17.5%	27.50	14.39	9.15	18.18
2024	206	499,171	970,021	33,827	25,806,645	10.6%	26.25	15.04	13.00	19.10
2025	102	234,847	652,017	116,988	15,522,416	6.4%	29.25	10.98	17.91	16.23
2026	86	262,942	554,351	—	10,992,480	4.5%	24.53	9.04	—	14.36
2027	78	207,409	504,403	9,154	11,475,871	4.7%	27.41	12.02	30.38	16.99
2028	87	219,352	414,269	61,747	12,982,578	5.3%	26.83	13.98	21.75	18.71
Beyond	105	223,087	1,262,418	56,921	26,876,267	11.1%	28.79	15.16	23.03	17.42
	1,947	4,426,918	9,549,275	494,702	$242,978,481	100.0%	$26.42	$12.81	$16.94	$17.18

____________________
1	Lease expiration table reflects rents in place as of March 31, 2019 and does not include option periods; 2019 expirations include 20 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent as of March 31, 2019 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

DEVELOPMENT AND REDEVELOPMENT PROJECTS

($ in thousands)

Project	MSA	KRG Ownership %	Anticipated Start Date	Projected Stabilization Date[1]	Projected New Total GLA	Projected New Owned GLA	KRG Share of Estimated Project Cost	KRG Share of Cost Incurred	Estimated Return on Investment[3]	Description

Active Developments
Eddy Street Commons at Notre Dame, IN - Phase II 2	South Bend, IN		N/A	Q4 2020	530,000	8,500	$10,000	$5,170	11.0% - 13.0%
Total					530,000	8,500	$10,000	$5,170	11.0% - 13.0%

Active Redevelopments
Centennial Center A	Las Vegas, NV	N/A	Q3 2019	$3,500 - $4,500	$2,454	13.5% - 14.5%	Reposition of two retail buildings totaling 14,000 square feet, and the addition of a Panera Bread outlot. Addition of traffic signal and other significant building/site enhancements.

Total				$3,500 - $4,500	$2,454	13.5% - 14.5%

Future Opportunities[4]
Hamilton Crossing Centre	Indianapolis, IN	Creation of a mixed use (office, retail, and multi-family) development.
The Corner	Indianapolis, IN	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.
Glendale Town Center	Indianapolis, IN	Repositioning vacant anchor box with several national tenants. Addition of multi-family development.

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI (excluding hotel)	$1,321
Remaining Transitional Development / Redevelopment Cash NOI	470
Total Remaining Annual Cash NOI	$1,791

Summary of Construction in Progress on Consolidated Balance Sheet
Under Construction Development / Redevelopment CIP	$5,481
Holly Springs Towne Center - Phase III	5,872
Various tenant improvements and small projects	19,592
Construction in Progress on Consolidated Balance Sheet	$30,945

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Total estimated cost of all components of Eddy Street Phase II equals $90.8 million, consisting of KRG estimated project cost ($10.0 million), TIF ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

3	Projected ROI for redevelopments is calculated by dividing incremental rent for comparable spaces or full rent for spaces vacant 12 months or more over total projected cost of the defined area.
4	These opportunities are deemed potential at this time and are subject to various contingencies, many of which could be beyond the Company's control.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

2019 TRANSACTIONS

PROPERTY DISPOSITIONS
Property Name	MSA	Date Sold	Sales Price
Whitehall Pike	Bloomington, IN	3/29/2019

Total			$13,536

PROPERTY ACQUISITIONS
Property Name	MSA	Date Acquired	Acquisition Price
Pan Am Plaza Garage	Indianapolis, IN	3/15/2019	$29,500

Total			$29,500

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of March 31, 2019

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
South
Florida	4,193,230	$62,717	124,802	$251	121,705	$1,525	36	4,439,737	$3,852	$68,345	25.4%
Texas	1,815,225	28,218	—	—	156,150	2,612	10	1,971,375	1,082	31,912	11.9%
North Carolina	1,072,868	20,125	—	—	—	—	8	1,072,868	3,810	23,935	8.9%
Oklahoma	854,051	12,280	—	—	—	—	5	854,051	1,045	13,325	5.0%
Georgia	716,390	9,267	—	—	—	—	4	716,390	336	9,603	3.6%
South Carolina	509,987	5,674	—	—	—	—	3	509,987	—	5,674	2.1%
Tennessee	230,980	3,784	—	—	—	—	1	230,980	—	3,784	1.4%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.2%
Total South	9,500,131	142,656	124,802	251	277,855	4,137	68	9,902,788	10,125	157,169	58.5%

Midwest
Indiana - Retail	1,698,590	26,829	519,216	3,159	—	—	22	2,217,806	1,933	31,921	11.9%
Indiana - Other	366,502	6,843	—	—	—	—	3	366,502	—	6,843	2.5%
Illinois	211,759	2,284	—	—	—	—	2	211,759	—	2,284	0.8%
Ohio	236,230	2,151	—	—	—	—	1	236,230	—	2,151	0.8%
Wisconsin	82,254	1,304	—	—	—	—	1	82,254	381	1,685	0.6%
Total Midwest	2,595,335	39,411	519,216	3,159	—	—	29	3,114,551	2,314	44,884	16.6%

West
Nevada	896,226	22,364	—	—	—	—	6	896,226	4,167	26,531	9.9%
Utah	394,925	7,238	—	—	—	—	2	394,925	—	7,238	2.7%
Arizona	79,902	2,467	—	—	—	—	1	79,902	—	2,467	0.9%
Total West	1,371,053	32,069	—	—	—	—	9	1,371,053	4,167	36,236	13.5%

Northeast
New York	363,103	9,361	—	—	—	—	1	363,103	—	9,361	3.5%
Virginia	398,156	7,851	—	—	—	—	1	398,156	310	8,161	3.0%
New Jersey	106,146	3,110	—	—	139,022	2,711	2	245,168	2,263	8,084	3.0%
Connecticut	205,683	2,631	—	—	—	—	1	205,683	1,061	3,692	1.4%
New Hampshire	78,892	1,150	—	—	—	—	1	78,892	168	1,318	0.5%
Total Northeast	1,151,980	24,103	—	—	139,022	2,711	6	1,291,002	3,802	30,616	11.4%
	14,618,499	$238,239	644,018	$3,410	416,877	$6,848	112	15,679,394	$20,408	$268,905	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage and Pan Am Plaza Parking Garage.
2	Represents the four redevelopment and one development project not in the retail operating portfolio.
3	Represents the three operating properties owned in unconsolidated joint ventures.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of March 31, 2019

Property	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[1]			Leased %			ABR per SqFt	Grocery Anchors[2]	Other Retailers[2]
				Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	100%	79,902	55,883	24,019	100.0%	100.0%	100.0%	$30.87	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Crossing at Killingly Commons	Willimantic, CT	2010	85%	205,683	148,250	57,433	87.0%	86.2%	89.0%	14.70	Stop & Shop Supermarket, (Target)	TJ Maxx, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	100%	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.27	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	100%	97,163	71,540	25,623	100.0%	100.0%	100.0%	15.35	(Target)	PetSmart, Michaels
Bolton Plaza	Jacksonville	1986/2014	100%	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.80	Aldi	LA Fitness, Academy Sports, Marshalls, Panera Bread
Burnt Store Marketplace	Punta Gorda	1989/2018	100%	95,625	45,600	50,025	88.6%	100.0%	78.1%	14.08	Publix	Anytime Fitness, Pet Supermarket, (Home Depot)
Centre Point Commons	Sarasota	2007	100%	119,320	93,574	25,746	98.7%	100.0%	93.8%	17.64		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	100%	133,244	68,219	65,025	99.0%	100.0%	97.9%	28.36	Whole Foods	Party City, Planet Fitness
Colonial Square	Fort Myers	2010	100%	186,517	150,505	36,012	92.4%	100.0%	60.7%	11.78		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace	Miami	2013	98%	260,237	118,136	142,101	95.4%	100.0%	91.6%	27.01	Publix	Frank Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	100%	25,696	—	25,696	100.0%	—%	100.0%	14.80		Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	100%	162,189	125,162	37,027	92.4%	100.0%	66.6%	9.44	Save-A-Lot	Ross Stores, Burlington, 2nd & Charles
Hunter's Creek Promenade	Orlando	1994	100%	119,727	55,999	63,728	96.7%	100.0%	93.7%	15.05	Publix
Indian River Square	Vero Beach	1997/2004	100%	142,592	109,000	33,592	95.9%	100.0%	82.7%	11.97	(Target)	Beall's, Office Depot, Dollar Tree, Panera
International Speedway Square	Daytona Beach	1999/2013	100%	233,424	203,405	30,019	95.3%	100.0%	63.2%	11.29	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	100%	88,611	45,600	43,011	100.0%	100.0%	100.0%	19.08	Publix
Lake City Commons	Lake City	2008	100%	65,723	45,600	20,123	100.0%	100.0%	100.0%	15.46	Publix
Lake City Commons - Phase II	Lake City	2011	100%	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.74	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	100%	21,385	14,880	6,505	91.3%	100.0%	71.4%	38.62		Walgreens
Lakewood Promenade[3]	Jacksonville	1948/1998	100%	196,655	77,840	118,815	86.5%	100.0%	77.6%	12.19	Winn Dixie	Stein Mart, Starbucks, Salon Lofts
Lithia Crossing	Tampa	2003/2013	100%	90,515	53,547	36,968	98.3%	100.0%	95.9%	15.71	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	100%	225,205	147,505	77,700	98.8%	100.0%	96.6%	17.83	Sprouts Farmers Market	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	100%	179,602	130,269	49,333	96.6%	100.0%	87.5%	12.58	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Palm Coast Landing at Town Square	Palm Coast	2010	100%	168,352	100,822	67,530	98.6%	100.0%	96.6%	19.71	(Target)	Michaels, PetSmart, Ross Stores, TJ Maxx, Ulta Beauty
Pine Ridge Crossing	Naples	1993	100%	105,962	66,435	39,527	96.3%	100.0%	90.0%	17.85	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	100%	70,645	45,600	25,045	98.3%	100.0%	95.2%	15.60	Publix
Riverchase Plaza	Naples	1991/2001	100%	78,291	48,890	29,401	96.3%	100.0%	90.3%	16.51	Publix

See footnotes on page 34

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Saxon Crossing	Daytona Beach	2009	100%	119,907	95,304	24,603	99.0%	100.0%	95.1%	$14.41	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	100%	69,076	51,512	17,564	98.1%	100.0%	92.5%	13.74	Publix
Shops at Eagle Creek	Naples	1983/2013	100%	70,768	50,187	20,581	100.0%	100.0%	100.0%	16.35	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing	Naples	2016	20%	121,705	121,705	—	100.0%	100.0%	—%	12.53	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	100%	82,512	60,090	22,422	97.5%	100.0%	90.6%	17.22	(Target)	PetSmart, Cost Plus World Market, Ross Stores, Panera Bread
Temple Terrace	Tampa	2012	100%	90,328	58,798	31,530	92.9%	100.0%	79.6%	10.71	Winn Dixie	Burger King
The Landing at Tradition	Port St. Lucie	2007	100%	361,442	290,203	71,239	70.4%	69.4%	74.7%	16.00	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below
The Shops at Julington Creek	Jacksonville	2011	100%	40,254	21,038	19,216	100.0%	100.0%	100.0%	20.12	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	100%	84,086	45,600	38,486	98.6%	100.0%	97.0%	17.90	Publix
Waterford Lakes Village	Orlando	1997	100%	77,975	51,703	26,272	96.7%	100.0%	90.2%	13.08	Winn Dixie
Georgia
Beechwood Promenade[3]	Athens	1961/2018	100%	297,369	212,485	84,884	95.0%	100.0%	82.5%	13.25	The Fresh Market	TJ Maxx, Michaels, CVS, Stein Mart, Starbucks
Mullins Crossing	Augusta	2005	100%	276,318	228,224	48,094	99.3%	100.0%	96.1%	13.31	(Target)	Ross Stores, Old Navy, Five Below, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	100%	69,628	37,888	31,740	100.0%	100.0%	100.0%	12.87	Publix
The Centre at Panola	Atlanta	2001	100%	73,075	51,674	21,401	100.0%	100.0%	100.0%	13.33	Publix
Illinois
Naperville Marketplace	Chicago	2008	100%	83,759	61,683	22,076	97.7%	100.0%	91.1%	13.52	(Caputo's Fresh Market)	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	100%	128,000	128,000	—	54.7%	54.7%	—%	16.83	(Target)	LA Fitness, Ross Stores
Indiana
54th & College	Indianapolis	2008	100%	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Chicago	2006	100%	56,820	11,043	45,777	86.5%	100.0%	83.3%	17.26	(Strack & Van Til)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Evansville	2008	100%	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.49	Schnuck's Market
Boulevard Crossing	Kokomo	2004	100%	124,634	74,440	50,194	98.9%	100.0%	97.3%	14.90		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	100%	25,975	—	25,975	87.6%	—%	87.6%	20.77		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	100%	286,377	247,710	38,667	100.0%	100.0%	100.0%	12.28		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	100%	124,251	53,600	70,651	100.0%	100.0%	100.0%	18.86	The Fresh Market	Stein Mart, McAlister's Deli, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	100%	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	100%	87,991	20,154	67,837	98.8%	100.0%	98.4%	26.03		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station	Indianapolis	1989/2018	100%	52,414	15,441	36,973	97.8%	100.0%	96.9%	17.47		Dollar Tree, Goodwill
Geist Pavilion	Indianapolis	2006	100%	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.18		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Greyhound Commons	Indianapolis	2005	100%	9,152	—	9,152	100.0%	—%	100.0%	14.16		(Lowe's Home Improvement Center), Abuelo's Mexican, Koto Japenese Steakhouse
See footnotes on page 34

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100%	100,461	71,521	28,940	96.1%	100.0%	86.4%	$15.31	Aldi, (Walmart)	PetSmart, Office Depot, Aldi, Dollar Tree
Rangeline Crossing	Indianapolis	1986/2013	100%	99,238	47,962	51,276	97.2%	100.0%	94.5%	22.84	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	100%	150,428	117,890	32,538	100.0%	100.0%	100.0%	22.18		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	100%	84,330	84,330	—	64.1%	64.1%	—%	14.38		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	100%	279,700	238,721	40,979	74.7%	71.6%	92.8%	15.25		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	100%	45,977	—	45,977	92.2%	—%	92.2%	27.18
Nevada
Cannery Corner	Las Vegas	2008	100%	30,738	—	30,738	94.4%	—%	94.4%	38.39	(Sam's Club)	Chipotle, Five Guys, (Lowe's Home Improvement Center)
Centennial Center	Las Vegas	2002	100%	333,899	158,156	175,743	96.4%	100.0%	93.2%	25.13	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Rhapsodielle, Home Depot, HomeGoods, Skechers
Centennial Gateway	Las Vegas	2005	100%	193,072	139,913	53,159	100.0%	100.0%	100.0%	24.77	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	100%	162,594	77,436	85,158	92.4%	100.0%	85.5%	26.69	Sam's Club, Walmart	Petco, Ross Stores, Skechers, Old Navy, (Home Depot)
Eastgate Plaza	Las Vegas	2002	100%	96,609	53,030	43,579	75.5%	76.4%	74.4%	23.96	(Walmart)	99 Cents Only Store, Party City
Rampart Commons	Las Vegas	2002/2018	100%	79,314	11,965	67,349	100.0%	100.0%	100.0%	33.03		Athleta, North Italia, Pottery Barn, Williams Sonoma, Flower Child, Crunch Fitness
New Hampshire
Merrimack Village Center	Manchester	2007	100%	78,892	54,000	24,892	98.5%	100.0%	95.2%	14.80	Supervalu/Shaw's
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	100%	106,146	52,219	53,927	100.0%	100.0%	100.0%	29.30	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center	New York / Northern New Jersey	1997	20%	139,022	133,125	5,897	97.8%	100.0%	49.2%	19.93		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	100%	363,103	325,139	37,964	96.9%	100.0%	70.7%	26.60	ShopRite	Nordstrom Rack, New York Sports Club, Burlington, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	100%	210,354	121,761	88,593	96.9%	100.0%	92.6%	17.46	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy
Holly Springs Towne Center - Phase II	Raleigh	2016	100%	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.33	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	100%	133,627	65,576	68,051	97.5%	100.0%	95.1%	23.54	(Target)	REI Co-Op, David's Bridal, Old Navy, Five Below
Oleander Place	Wilmington	2012	100%	45,530	30,144	15,386	87.3%	100.0%	62.5%	16.48	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	100%	55,368	22,500	32,868	100.0%	100.0%	100.0%	25.05	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	100%	296,707	187,406	109,301	98.8%	100.0%	96.8%	16.78	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	100%	125,646	105,262	20,384	100.0%	100.0%	100.0%	20.67		Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement Center
Toringdon Market	Charlotte	2004	100%	60,627	26,072	34,555	95.5%	100.0%	92.2%	22.09	Earth Fare
See footnotes on page 34

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft		Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops		Grocery Anchor[4]
Ohio
Eastgate Pavilion	Cincinnati	1995	100%	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.11		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	100%	196,225	115,783	80,442	97.6%	100.0%	94.2%	16.97	(Walmart)	REI, Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty, Five Below
Shops at Moore	Oklahoma City	2010	100%	260,509	187,916	72,593	97.9%	100.0%	92.5%	12.01		Bed Bath & Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	100%	48,440	20,515	27,925	79.1%	100.0%	63.8%	16.18	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)
University Town Center	Oklahoma City	2009	100%	158,375	77,097	81,278	99.1%	100.0%	98.2%	19.20	(Target)	Office Depot, Petco, TJ Maxx, Ulta Beauty
University Town Center Phase II	Oklahoma City	2012	100%	190,502	133,546	56,956	94.7%	100.0%	82.3%	12.94	(Target)	Academy Sports, DSW, Home Goods, Michaels, Kohl's, Guitar Center
South Carolina
Hitchcock Plaza	Augusta	2006	100%	252,211	214,480	37,731	88.7%	89.7%	83.3%	10.63		TJ Maxx, Ross Stores, Academy Sports, Bed Bath & Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	100%	68,119	47,955	20,164	96.8%	100.0%	89.3%	10.97	Publix
Shoppes at Plaza Green	Greenville	2000	100%	189,657	161,900	27,757	100.0%	100.0%	100.0%	13.57		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	100%	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.38	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	100%	126,986	43,450	83,536	91.8%	100.0%	87.6%	25.58	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	100%	188,086	139,219	48,867	97.7%	100.0%	91.3%	14.53	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco, Fit Factory
Kingwood Commons	Houston	1999	100%	164,372	74,836	89,536	98.4%	100.0%	97.0%	20.76	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	100%	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.09		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	100%	296,031	234,358	61,673	90.5%	89.4%	94.7%	13.58	Sprouts Farmers Market	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente[3]	Austin	2004	20%	156,150	105,000	51,150	96.3%	100.0%	88.7%	17.37	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	100%	386,171	218,861	167,310	93.6%	100.0%	85.3%	19.72	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	100%	306,454	265,037	41,417	98.9%	100.0%	91.7%	11.24	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines, At Home

See footnotes on page 34

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of March 31, 2019

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Dallas/Ft. Worth	2010	100%	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.96		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas/Ft. Worth	2013	100%	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.43	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	100%	167,720	115,916	51,804	97.4%	100.0%	91.4%	16.80	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	100%	227,205	101,464	125,741	96.6%	100.0%	93.8%	20.48		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)
Virginia
Landstown Commons	Virginia Beach	2007	100%	398,156	207,300	190,856	97.4%	100.0%	94.5%	20.25		Ross Stores, Old Navy, Bed Bath & Beyond, Best Buy, PetSmart, Ulta Beauty, Walgreens, AC Moore, Kirkland's, Five Below, Office Max, (Kohl's)
Wisconsin
Village at Bay Park	Green Bay	2005	100%	82,254	23,878	58,376	98.2%	100.0%	97.4%	16.15		DSW, J.C. Penney, Kirkland's, Chico's, Dress Barn

Total				14,537,134	9,792,124	4,745,010	95.0%	96.7%	91.6%	$17.16

Total at Pro-Rata Share				14,203,632	9,504,260	4,699,372	94.9%	96.6%	91.6%	$17.17

____________________
1	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of March 31, 2019, except for Greyhound Commons and 54th & College.
2	Tenants within parentheses are non-owned.
3	Property is held for sale. Excluding held for sale properties, ABR per square foot of the Operating Retail Portfolio is $17.30.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

NON-RETAIL OPERATING PROPERTIES

As of March 31, 2019

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Commercial Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	284,874	95.9%	$5,583	68.7%	$20.44	Carrier, Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	N/A	N/A	N/A	N/A	N/A	Denison Parking
Pan Am Plaza Parking Garage[3]	Indianapolis		N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	81,628	100.0%	1,259	15.5%	15.43	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	24,340	100.0%	696	8.5%	28.59
Total Commercial Properties			390,842	96.2%	$7,539	92.7%	$19.88

Other Properties
Burlington	San Antonio	1992/2000	107,400	100.0%	$591	7.3%	$5.50
			107,400	100.0%	$591	7.3%	$5.50

Total Commercial and Other			498,242	97.7%	$8,129	100.0%	$16.71

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units
Summit at City Center Apartments	New York / Northern New Jersey	2004	—	100.0%	—	—	—	Apartment complex with 26 units.

____________________
1	Annualized Base Rent represents the monthly contractual rent as of March 31, 2019 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $929,157 from the Company and subsidiaries as of March 31, 2019, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

COMPONENTS OF NET ASSET VALUE

As of March 31, 2019

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$61,777	14	Cash and cash equivalents	$28,357	11
Below-market lease intangibles, net	(1,046)	16	Tenant and other receivables (net of SLR)	23,962	11
Straight-line rent	(675)	16	Restricted cash and escrow deposits	23,604	11
Other property related revenue	(359)	14	Prepaid and other assets	41,080	11
Ground lease ("GL") revenue	(5,102)		Undeveloped land in operating portfolio [1]	17,100
Consolidated Cash Property NOI (excl. GL)	$54,595		Land held for development	15,215
Annualized Consolidated Cash Property NOI (excl. ground leases)	$218,380		CIP not in under construction development/redevelopment[2]	24,708	26
			Total Other Asset Value	$174,026

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	$1,791	26	Mortgage and other indebtedness	$(1,602,603)	11
Unconsolidated EBITDA	1,088	15	KRG share of unconsolidated debt	(22,096)	18
Pro-forma adjustments [4]	2,937	22	Partner share of consolidated joint venture debt	1,127	18
			Accounts payable and accrued expenses	(61,868)	11
General and administrative expense allocable to property management activities included in property expenses ($1,400 in Q4)	5,600	14, footnote 4	Other liabilities[5]	(36,233)	11
Total Adjustments	11,416		Debt premium and issuance costs, net	(5,008)	20
			Non-controlling redeemable joint venture interest	(10,070)
			Projected remaining under construction development/redevelopment[6]	(6,376)
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$229,796		Total Liabilities	$(1,743,127)
Annualized Ground Lease NOI	20,408
Total Annualized Portfolio Cash NOI	$250,204		Common Shares and Units Outstanding	86,023,247

____________________
1	Undeveloped land with a book value of $17.1 million at March 31, 2019.
2	Includes CIP amounts for Holly Springs Town Center - Phase III, miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the redevelopment opportunities outlined on page 26.
4	Annualized cash NOI for properties sold and acquired during the quarter.
5	Deferred revenue and other liabilities of $102.5 million less mark-to-market lease liability of $66.2 million.
6	Assumes mid-point of projected cost range ($4.0 million) for redevelopment project under construction and remaining cost on page 26 for development projects.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019

EARNINGS GUIDANCE - 2019

	2019 FFO Guidance[1]
	Low	High
2018 FFO	$2.00	$2.00
2019 Pre-Disposition Adjustments:
2018 Dispositions	(0.05)	(0.05)
Lease Accounting Rules	(0.06)	(0.06)
One-Time Income Items [2]	(0.09)	(0.09)
Same Store NOI [3] (1.25% - 2.25%)	0.03	0.05
Lease Termination Income and Other Revenue	(0.03)	0.00
General and Administrative Expenses	(0.02)	(0.01)
Interest Expense	(0.03)	(0.03)
Subtotal - 2019 Pre-Disposition Adjustments	(0.24)	(0.18)

2019 FFO - Pre-2019 Planned Dispositions	1.76	1.82

2019 Disposition Net Impact [4,5]	(0.10)	(0.06)

2019 FFO Guidance	$1.66	$1.76

2019 Disposition Net Impact Annualized [5,6]	(0.29)	(0.20)

_________
1
The Company’s 2019 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	Related to Eddy Street Commons development fee, cash/non-cash impact of Toys 'R Us bankruptcy, and non-recurring business interruption income.
3	As defined on same property net operating income table on page 13. Includes $0.03 from executed anchor leases commencing in 2019.
4	Disposition NOI less anticipated interest savings based on a weighted-average sale date of August 31, 2019.
5	Low end of the range assumes $500 million of proceeds while high end of range assumes $350 million in proceeds
6	Annualized 2019 disposition NOI less annualized anticipated interest savings.

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –3/31/2019